INCOME TAXES (Details) - USD ($)	12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
INCOME TAXES
Net operating loss carryforward	$ 8,051,000	$ 6,536,000
Stock based compensation	975,000	1,196,000
Intangibles	276,000	305,000
Accruals and reserves	399,000	11,000
Total deferred tax asset	9,701,000	8,048,000
Valuation allowance	(9,701,000)	(8,048,000)
Net deferred tax assets	0	0
Change in valuation allowance during the year	$ (1,653,000)	$ (1,092,357)